Exhibit 32(b)

In connection with the CNB Florida Bancshares, Inc. (the "Company") Annual Report on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), I, Roy D. Jones, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:


          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and


          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.




                                                       /s/ Roy D. Jones
                                                       -------------------------
                                                       Roy D. Jones
                                                       Senior Vice President and
                                                       Chief Financial Officer